FORWARD FUNDS

Supplement dated August 24, 2018

to the

Forward Funds Information Statement and Prospectus

dated August 17, 2018 (collectively, the “Information Statement”)

Effective immediately, the first and second sentences in the third paragraph of the letter to shareholders in the Information Statement are replaced in their entirety as follows:

An earlier version of this information statement and prospectus was mailed to shareholders on July 18, 2018. Since July 18, 2018, the following material changes have been made to the information statement and prospectus:

Effective immediately, the heading “Where to Get More Information” on the second page of the Information Statement is replaced in its entirety as follows:

Where to Get Information, Including Information that Accompanies the Information Statement and Prospectus

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP RN14 08242018